EXHIBIT 32

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO
18 U.S.C. SECTION 1350

                                  CERTIFICATION
           (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                            18 U.S.C. Section 1350)

The undersigned hereby certify, to the best of their knowledge, that:

     (i) This Form 10-KSB, Annual Report, for the period ended December 31, 2005, as filed by Chestatee Bancshares, Inc. (the "Company") with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (ii) As of the date of this the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 29, 2006         BY: /s/ J. Philip Hester, Sr.
       --------------             -------------------------
                                  J. Philip Hester,
                                  Sr., President and
                                  C.E.O. (Principal
                                  Executive Officer)


Date:  March 29, 2006         BY: /s/ Deborah F. McLeod
       --------------             ---------------------
                                  Deborah F. McLeod, C.F.O. and Treasurer
                                  (Principal Financial and Accounting Officer)

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.